UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2010

Avery Dennison Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard, Pasadena, California		91103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-304-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

Election of Chairman and Selection of Lead Independent Director

On February 26, 2010, Avery Dennison Corporation (the "Company") announced that its board of directors (the "Board") has elected President and Chief Executive Officer Dean A. Scarborough to succeed Kent Kresa as Chairman of the Board. Mr. Kresa has served as non-executive Chairman of the Board since December 2005. The Board also announced the selection of director David E. I. Pyott as Lead Independent Director.

The changes will take effect upon Mr. Kresa’s retirement on April 22, 2010 at the annual shareholders meeting, in accordance with the Company’s Bylaws, which provide that directors retire immediately following the annual meeting after the director reaches the age of 72. As Chairman, Mr. Scarborough will continue in his roles as President and Chief Executive Officer.

Corporate Governance Enhancements

On February 26, 2010, the Company also announced the adoption of enhancements to the Company’s governance structure following the recommendations made by the Nominating and Governance Committee of the Board. The Board decided to: (a) include in the Company’s 2010 proxy statement a Company-sponsored proposal to amend the Company’s Certificate of Incorporation and Bylaws to eliminate provisions: (i) requiring the vote of 80% of the total voting shares to approve certain actions of the Company, and (ii) providing that repurchases of the Company’s stock from an interested or affiliated stockholder of the Company at a price in excess of market price require approval of a majority of the voting power of the Company’s stock, excluding shares held by such interested or affiliated person; (b) include in the Company’s 2011 proxy statement a proposal to declassify the Board structure and have annual elections for directors, beginning with the 2012 election of directors; and (c) adopt a non-binding bi-annual advisory vote by shareholders on executive compensation commencing with the 2011 annual meeting of the shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 News release dated February 26, 2010

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avery Dennison Corporation

March 4, 2010	By:	Susan C. Miller

Name: Susan C. Miller
Title: Senior Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	News release dated February 26, 2010